SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 29, 2005
                Date of Report (Date of earliest event reported)




                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)


          Delaware                       0-20859                 75-2287752
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

          230 Constitution Drive                                   94025
          Menlo Park, California                                 (Zip Code)
 (Address of principal executive offices)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.02. Results of Operations and Financial Condition


Item 7.01. Regulation FD Disclosure

         Geron Corporation is furnishing this information under Items 2.02 and
7.01 of Form 8-K.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         On April 29, 2005, Geron Corporation issued an earnings release announcing its financial results for the three months ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press release dated April 29, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       GERON CORPORATION



Date: April 29, 2005   By:    /s/ David L. Greenwood
                              --------------------------------------------
                       Name:  David L. Greenwood
                       Title: Executive Vice President, Chief Financial Officer



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                                  EXHIBIT INDEX




     Exhibit
     -------

       99.1          Press release dated April 29, 2005.